EXHIBIT 10(yy)

                                                                      Annex IV
                                                                         to
                                                                    Subscription
                                                                      Agreement

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 26, 1996 (this "Agreement"), is made by and between PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:


         WHEREAS, in connection with the Subscription Agreement, dated as of September 26, 1996, between the Initial Investor and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Initial Investor an aggregate of 10,000 shares (the "Preferred Shares") of preferred stock of the Company as provided in the Subscription Agreement, which shares of Preferred Stock are convertible into shares (the "Conversion Shares") of Common Stock, $.01 par value per share (the "Common Stock"), and warrants (the "Warrants") to purchase shares (the "Warrant Shares" and, together with the Conversion Shares, the "Shares") of Common Stock; and


         WHEREAS, to induce the Initial Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Shares;


         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:


         1. DEFINITIONS.


         (a) As used in this Agreement, the following terms shall have the following meanings:


         (i) "Investor" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.


         (ii)  "register,"   "registered,"   and   "registration"   refer  to  a
registration  effected  by  preparing  and filing a  Registration


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Statement or Statements in compliance  with the  Securities  Act and pursuant to
Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").


         (iii) "Registrable Securities" means the Shares and any shares of Common Stock issued by the Company to any Investor as a dividend on the Preferred Shares.


         (iv) "Registration Statement" means a registration statement of the Company under the Securities Act.


         (b) As used in this Agreement, the term Investor includes (i) each Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.


         (c) Capitalized terms defined in the introductory paragraph or the recitals to this Agreement shall have the respective meanings therein provided. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.


         2. REGISTRATION.


         (A) MANDATORY REGISTRATION. The Company shall (i) prepare, and on or prior to December 1, 1996, file with the SEC a Registration Statement on Form
S-3 covering the resale of at least 770,000 shares of Common Stock as Registrable Securities (ii) prepare, and on or prior to January 1, 1997 file with the SEC a Registration Statement on Form S-3 covering the resale of at least 1,160,000 shares of Common Stock as Registrable Securities, and which Registration Statements shall state that, in accordance with Rule 416 under the Securities Act, such Registration Statements also cover such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions or by reason of changes in the conversion price of the Preferred Shares and the exercise price of the Warrants in accordance with the respective terms thereof. If at any time after January 1, 1997 the number of shares included in the Registration Statements required to be filed as provided in the first sentence of this Section 2(a) shall not be sufficient to cover the resale of the number of shares of Common Stock issuable on conversion in full of the unconverted Preferred Shares and the unexercised Warrants, then promptly, but in no event later than 15 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 (which shall not constitute a

                                      -2-






post-effective amendment to any Registration Statement required to be filed pursuant to the first sentence of this Section 2(a) or other applicable form covering such number of shares of Common Stock as shall be sufficient to cover the resale of the shares acquired upon such conversion and exercise. For all purposes of this Agreement (other than Section 2(c) hereof) such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to this Section 2(a) (i) or (ii), as the case may be, and the Company and the Investors shall have the same rights and obligations (other than Section 2(c) hereof) with respect to such additional Registration Statement as they shall have with respect to the initial
Registration  Statement  required  to be filed by the  Company  pursuant to this
Section 2(a)(i) or (ii), as the case may be.


         (B) CERTAIN OFFERINGS. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

         (C) ADJUSTMENT IN CONVERSION PRICE. If the Registration Statements covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof are not effective (i) on or before December 31, 1996, in case of the Registration Statement to be filed pursuant to Section 2(a)(i) hereof or (ii) on or before January 31, 1997, in case of the Registration Statement to be filed pursuant to Section 2(a)(ii) hereof, then the conversion price of the Preferred Shares shall be adjusted as provided in the Certificate of Designations for the Preferred Shares.


         (D) PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in

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connection with any  acquisition of any entity or business or equity  securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor, who is entitled to registration rights under this Section 2(a) written notice of such determination and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the
Registration   Statement  because,  in  such  underwriter(s)'   judgment,   such
limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable
Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under
Section 2(a) hereof. The obligations of the Company under this Section 2(d) may be waived by Investors holding a majority in interest of the Registrable Securities and shall expire after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2(d) for two registrations; provided, however, that any Investor who shall have had any Registrable Securities excluded from any Registration Statement in accordance
with  this  Section  2(d)  shall  be  entitled  to  include  in  an   additional
Registration Statement filed by the Company the Registrable Securities so excluded. Notwithstanding any other provision of this Agreement, if the Registration Statements required to be filed pursuant to Section 2(a) of this Agreement shall have been ordered effective by the SEC and thereafter the Company shall have complied in all material respects with its obligations under this Agreement in respect of such Registration Statements, then the Company
shall  not  be  obligated  to  register  any   Registrable   Securities  on  any
Registration Statement referred to in this Section 2(d).

         (E) ELIGIBILITY FOR FORM S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Initial Investor and any Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.


         3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:


         (a) use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective as soon as possible after such Registration Statement is filed with the SEC, and keep the Registration Statement effective pursuant to Rule 415 at all times until the later of (1) in the case of any Registrable Securities, the earlier of (i) such date as is three years after the date such Registration Statement is first ordered effective by the SEC and (ii) the date on which all Registrable Securities have been sold by the Investors under circumstances in which the buyers may resell the Registrable Securities without registration under the Securities Act and, (2) in the case of Registrable Securities that are Warrant Shares, the later of (i) the date which is three years after the date such Registration Statement if first ordered effective by the SEC (but in no event later than the date on which all Registrable Securities that are Warrant Shares have been sold by the Investors under circumstances in which the buyers may resell the Registrable Securities that are Warrant Shares without registration under the Securities Act), in case the Warrants have been exercised in full on a net exercise basis and (ii) the date which is three years after the latest exercise of the Warrants for cash (but in no event later than the date on which all Registrable Securities that are Warrant Shares have been sold by the Investors under circumstances in which the buyers may resell the Registrable Securities that are Warrant Shares without registration under the Securities Act) (the "Termination Date"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;


         (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until the Termination Date, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;


         (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;


         (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the Termination Date, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times until the Termination Date and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Company or (V) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;


         (e) in the event Investors who hold a majority in interest of the Registrable Securities being offered in the offering select underwriters for the offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;


         (f) (i) as promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;


         (ii) If at the time the Company notifies the Investors as contemplated by Section 3(f)(i): (1) the Registration Statement required by Section 2(a)(i) or (ii), as the case may be, of this Agreement shall have been effective for at least 90 consecutive days and (2) the Company shall be in compliance in all material respects with its obligations under this Agreement, the terms of the Preferred Shares and the Warrants and such event relates to a prospective development of the Company, then the Company shall not be required to make such amendment or supplement prior to five days after such notice; provided, however, that the Company may not invoke the provisions of this Section 3(f)(ii) until at least 50 days after the Company shall have previously invoked such provisions;


         (iii) If at the time the Company notifies the Investors as contemplated by Section 3(f)(i): (1) the Registration Statement required by Section 2(a)(i) or (ii), as the case may be, of this Agreement shall not have been effective for at least 90 consecutive days and (2) the Company shall be in compliance in all material respects with its obligations under this Agreement, the terms of the Preferred Shares and the Warrants and such event relates to a prospective development of the Company, then the Company shall not be required to make such amendment or supplement prior to ten trading days after such notice; provided, however, that the Company may not invoke the provisions of this Section 3(f)(iii) until at least 30 days after the end of the most recent period during which the Company shall have previously invoked such provisions; and provided further, however, that any period during which the Company has invoked the provisions of this Section 3(f)(iii) shall, regardless of when such period actually shall occur, be treated as if it were a period subsequent to 90 days after the Closing Date during which such Registration Statement had not become effective for the purposes of Section 9 of the Certificate of Designations relating to the Preferred Shares (the "Certificate of Designations") and the Conversion Percentage (as defined in the

Certificate of Designations) applicable to the Preferred Shares shall be adjusted as provided in such Section 9 in respect of the period during which the Company has invoked the provisions of this Section 3(f)(iii). In lieu of any such adjustment of the Conversion Percentage (as so defined) applicable to the Preferred Shares, the Company shall have the right, exercisable by notice to the Initial Investor given not later than the date the Company gives notice as contemplated by Section 3(f)(i), to make payments to the Initial Investor in U.S. dollars in such amounts and at such times as shall be determined pursuant to this Section 3(f)(iii). The amount to be paid by the Company to the Initial Investor shall be paid at the rate of two percent (2%) per 30-day period of the aggregate purchase price paid by the Initial Investor for the Preferred Shares purchased by the Initial Investor pursuant to the Subscription Agreement for each period during which, in accordance with this Section 3(f)(iii), such Registration Statement is unavailable for use by the Investors. Such amount shall be paid by the Company in immediately available funds within three business days after each such period;


         (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;


         (h) permit a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;


         (i) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;


         (j) at the request of the Investors who hold a majority in interest of the Registrable Securities being sold, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors;


         (k) make available for inspection by any Investor, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;


         (l) use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or
(ii),  the Company is  unsuccessful  in satisfying  the preceding  clause (i) or
(ii),  to  secure   listing  on  a  national   securities   exchange  or  NASDAQ
authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;


         (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;


         (n) cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction in the form attached hereto as EXHIBIT 1 (without substantive additions thereto) and an opinion of such counsel in the form attached hereto as
EXHIBIT 2 (without substantive additions thereto); and

         (o) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.


         4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:


         (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Promptly after the Company furnishes to an Investor a draft of the Registration Statement as contemplated by Section 3(h), such Investor shall complete and submit to the Company an Investor Questionnaire in the form attached hereto as EXHIBIT 3. Each Investor will notify the Company promptly of any material change in the information provided by such Investor in its Investor Questionnaire (other than a change in beneficial ownership of securities as a result of sales of Registrable Securities pursuant to such Registration Statement). If the Company shall have furnished such draft of the Registration Statement to an Investor and, at least one (1) business day prior to the filing date the Company has not received the Investor Questionnaire from such Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;


         (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;


         (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such

Investor's Registrable Securities from the Registration Statement;

         (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice;


         (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement;


         (f) Each Investor whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement and each such Investor shall use its reasonable best efforts to comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale; and


         (g) Each Investor agrees to notify the Company promptly after the date on which all Registrable Securities owned by such Investor have been sold by such Investor, if such date is prior to the Termination Date.


         5. EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company and the Investors, shall be borne by the Company; provided, however, that the Investors shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investors pursuant to Section 2(b) hereof.


         6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:


         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such
Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.


         (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount, if any, by which (1) the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement exceed (2) the purchase price paid by such Investor for the Registrable Securities sold by such Investor pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.


         (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.


         (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.


         7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.


         8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:


         (a) make and keep public information available, as those terms are understood and defined in Rule 144;


         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and


         (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.


         9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities which was issued upon conversion of at least 1,000 Preferred Shares, or any transferee of any portion of the Preferred Shares which is at least 1,000 Preferred Shares, or any combination thereof, only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.


         10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.


         11. MISCELLANEOUS.


         (a) A  person  or  entity  is  deemed  to be a  holder  of  Registrable
Securities  whenever  such  person or entity  owns of  record  such  Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.


         (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at Palomar Medical Technologies, Inc., 66 Cherry Hill Drive, Beverly, Massachusetts 01915, Attention: Chief Financial Officer, (ii) if to the Initial Investor, at the address set forth under its name in the Subscription Agreement and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the

Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four days after deposit with the United States Postal Service.


         (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.


         (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.


         (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.


         (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.


         (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.


         (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


         (i) The Company acknowledges that any failure by the Company to perform its obligations under this Agreement, including, without limitation, the Company's obligations under Section 3(n), or any delay in such performance could result in both direct and consequential damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct and consequential damages caused by any such failure or delay.

         (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.


                                              PALOMAR MEDICAL TECHNOLOGIES, INC.


                                               By /s/ Steve Georgiev
                                                  ------------------------
                                               Name: Steven Georgiev
                                               Title: CEO


                                               INITIAL INVESTOR:


                                               NAME: GENESEE FUND LIMITED


                                               By /s/ A. P. de Groot
                                                  ------------------------
                                                 Name: A. P. de Groot
                                                 Title: President




                                      -1-







                                                                    EXHIBIT 1
                                                                       TO
                                                                  REGISTRATION
                                                                RIGHTS AGREEMENT

                              [Company Letterhead]


                                     [Date]


[Name and address of Transfer Agent]


Ladies and Gentlemen:

         This letter shall serve as our irrevocable authorization and direction to you [(1) to transfer or re-register the certificates for the shares of Common Stock, $.01 par value per share (the "Common Stock"), of Palomar Medical Technologies, Inc., a Delaware corporation (the "Company"), represented by certificate numbers _______ and _______ for an aggregate of _______ shares (the "Outstanding Shares") of Common Stock presently registered in the name of [Name of Investor] upon surrender of such certificate to you, notwithstanding the legend appearing on such certificates, (2)]1 to issue shares (the "Conversion Shares") of Common Stock to or upon the order of the holder from time to time on conversion of the shares (the "Preferred Shares") of Series G Convertible Preferred Stock, $.01 par value, of the Company, issued by the Company upon surrender to you for conversion of certificates for Preferred Shares and a properly completed and duly executed Notice of Conversion in the form enclosed herewith and (3) to issue shares (the "Warrant Shares") of Common Stock on exercise of the Common Stock Purchase Warrants (the "Warrants") to or upon the order of the registered holder from time to time upon surrender to you by such registered holder for exercise of Warrants and a properly completed and duly executed form of subscription in the form enclosed herewith. [The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares.]* Certificates for the Conversion Shares and the Warrant

--------
         Omit if no conversions of Preferred Stock or no exercises of Warrants have occurred before SEC registration is declared effective.











Shares should not bear any restrictive legend and should not be subject to any stop-transfer restriction.

         Contemporaneous with the delivery of this letter, the Company is delivering to you an opinion of ____________________ as to registration of [the Outstanding Shares,]2 the Conversion Shares and the Warrants Shares under the Securities Act of 1933, as amended.

         Should you have any questions concerning this matter, please contact me.




                                            Very truly yours,


                                            PALOMAR MEDICAL TECHNOLOGIES, INC.



                                            By:______________________________
                                               Name:
                                               Title:

Enclosure
cc: [Name of Investor]



________________________________

2











                                                                   EXHIBIT 2
                                                                       TO
                                                                  REGISTRATION
                                                                RIGHTS AGREEMENT


                                     [Date]


[Name and address
of transfer agent]


                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                             SHARES OF COMMON STOCK
                             ----------------------

Ladies and Gentlemen:

         We are counsel to Palomar Medical Technologies, Inc., a Delaware corporation (the "Company"), and we understand that [Name of Investor] (the "Holder") has purchased from the Company an aggregate of shares (the "Preferred Shares") of the Company's Series G Convertible Preferred Stock, $.01 par value per share, (the "Preferred Stock") convertible into shares of Common Stock, $.01 par value (the "Common Stock"), and warrants to purchase shares of Common Stock (the "Warrants"). The Preferred Shares and the Warrants were purchased by the Holder pursuant to a Subscription Agreement, dated as of September , 1996, between the Holder and the Company (the "Subscription Agreement"). Pursuant to a Registration Rights Agreement, dated as of September , 1996, between the Company and the Holder (the "Registration Rights Agreement") entered into in connection with the purchase by the Holder of the Preferred Shares and the Warrants pursuant to the Subscription Agreement, the Company agreed with the Holder, among other things, to register for resale by the Holder shares (the "Common Shares") of Common Stock issuable upon conversion of the Preferred Shares and on exercise of the Warrants under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the exercise by the Holder of its registration rights under the Registration Rights Agreement, on __________, the Company filed a Registration Statement on Form S-3 (File No. 333-__________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Common Shares, which names the Holder as a selling stockholder thereunder. [If notice from SEC is available: The Company has received a notice from the SEC that the Registration Statement has been declared effective. A copy of such notice is attached hereto.]

         Based on the foregoing, we are of the opinion that the Common Shares have been registered under the Securities Act.

                  This opinion has been furnished to you in connection with the above-referenced transaction and may not be used for any other purpose or by any other person. We assume no responsibility to inform you of events or changes occurring after the date hereof.

         [Other introductory and scope of examination language to be inserted]


                                       Very truly yours,





cc:[Name of Investor]







                                                                   EXHIBIT 3
                                                                      TO
                                                                 REGISTRATION
                                                                RIGHTS AGREEMENT

                             INVESTOR QUESTIONNAIRE


         Reference is made to the Registration Rights Agreement, dated as of September __, 1996 (the "Agreement"). In connection with the preparation of the registration statement which is the subject of the Agreement, please provide us with the following information:

         1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your organization's name exactly as it should appear in the Registration Statement and provide the following information, as of September __, 1996:



____________________________________
               [name]

               (1)                                         (2)
     Number of shares which                       Number of shares, if any,
     are being included in the                    which will be owned after
     Registration Statement                       completion of sale of
                                                  shares included in
                                                  Registration Statement


         2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Prospectus included in this Registration Statement?


           _______ Yes    ________ No

         If yes, please indicate the nature of any such relationships below:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________









                                           [NAME OF INVESTOR]

                                      By:_____________________________

                                      Name: __________________________

                                      Title:__________________________